EXHIBIT 99.1

De Leon & Company, P.A. CERTIFIED PUBLIC ACCOUNTANTS AND CONSULTANTS 510 NW 159th Lane Pembroke Pines, Florida 33028 (954) 445-6478 fax (954) 438-6481

January 30, 2008

Securities and Exchange Commission 100 F Street, NE Washington, DC 20549 RE: Commission File number 000-50190

Gentlemen:

We have read Tatonka Oil and Gas, Inc.’s filing under form 8-K to be filed January 30, 2008, item 4.01 (a) and 4.02(b) as it regards our audit of the financial statements for the year ended October 31, 2006 and the reviews for the periods ended January 31, 2007, April 30, 2007, and July 31, 2007 and are in agreement as it regards our firm.

/s/ De Leon & Company, P.A.

De Leon & Company, P.A.